UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2018

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

EXPLANATORY NOTE

On November 8, 2018, RCM Technologies (USA), Inc. (the “Buyer”), a New Jersey corporation and a wholly-owned subsidiary of RCM Technologies, Inc. (the “Registrant” or the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”), with Thermal Kinetics Engineering, PLLC, a New York professional limited liability company, Thermal Kinetics Systems, LLC, a New York limited liability company (together “TKE”, each a “Seller” and collectively, “Sellers” or “Thermal Kinetics”), the members of Sellers identified in Section 1 of the Purchase Agreement (each, a “Seller’s Member” and collectively, “Sellers’ Members”).  The Registrant is also a party to the Purchase Agreement solely for purposes of being bound by the Parent Guarantee (as defined therein).

On November 15, 2018, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report the execution of the Purchase Agreement and the consummation of the transactions contemplated thereby.  This Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K, which were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of Thermal Kinetics Engineering, PLLC and Affiliate for the year ended December 31, 2017 and for the nine months ended September 30, 2018 as well as the unaudited financial statements of Thermal Kinetics Engineering, PLLC for the nine months ended September 30, 2017 are attached as Exhibit 99.1 hereto. We have attached the consent of Freed Maxick, CPAs, P.C., Thermal Kinetics Engineering, PLLC and Affiliate’s independent auditors, as Exhibit 23.1 to this Form 8-K/A.

(b) Unaudited Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the thirty-nine weeks ended September 29, 2018 and the fifty-two weeks ended December 31, 2017 and of Thermal Kinetics Engineering, PLLC and Affiliate for the nine months ended September 30, 2018 and the year ended December 31, 2017 are attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Freed Maxick, CPAs, P.C.
99.1
Financial Statements of Thermal Kinetics Engineering, PLLC and Affiliate for the nine months ended September 30, 2018 (Audited), year ended December 31, 2017 (Audited) and the nine months ended September 30, 2017 (Unaudited).

99.2
Unaudited pro forma combined balance sheets of RCM as of September 29, 2018 and TKE as of September 30, 2018.

Unaudited pro forma combined statement of income for the Company for the thirty-nine weeks ended September 29, 2018 and TKE for the nine months ended September 30, 2018

Unaudited pro forma combined statement of income for the Company for the fifty-two weeks ended December 30, 2017 and TKE for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: January 24, 2019